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                                                                 EXHIBIT (a)(15)

                                 NORTHSTAR TRUST
                CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST
                           AND REDESIGNATION OF SERIES

The undersigned being all of the trustees of the Northstar Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Section 8.3 and
Section 5.11 of the Trust's Declaration of Trust dated August 18, 1993, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to redesignate each existing series of the Trust, as follows:

         1. The seven (7) existing Series of the Trust are redesignated as follows:

                  (a) The "Northstar Emerging Markets Value Fund" is redesignated the "PILGRIM EMERGING MARKETS VALUE FUND".

                  (b) The "Northstar Growth + Value Fund" is redesignated the "PILGRIM GROWTH + VALUE FUND".

                  (c) The "Northstar High Total Return Fund" is redesignated the "PILGRIM HIGH TOTAL RETURN FUND".

                  (d) The "Northstar High Total Return Fund II" is redesignated the "PILGRIM HIGH TOTAL RETURN FUND II".

                  (e) The "Northstar Income and Growth Fund" is redesignated the "PILGRIM INCOME AND GROWTH FUND".

                  (f) The "Northstar International Value Fund" is redesignated the "PILGRIM INTERNATIONAL VALUE FUND".

                  (g) The "Northstar Research Enhanced Index Fund" is redesignated the "PILGRIM RESEARCH ENHANCED INDEX FUND".

IN WITNESS WHEREOF, the undersigned have this day signed this Certificate of Amendment of Declaration of Trust.

Dated: November 1, 1999

/s/ John G. Turner                                    /s/ Mark L. Lipson
-----------------------------                         --------------------------
    John G. Turner                                        Mark L. Lipson

/s/ Paul S. Doherty, Esq.                             /s/ Robert B. Goode, Jr.
-----------------------------                         --------------------------
    Paul S. Doherty, Esq.                                 Robert B. Goode, Jr.

/s/ David W. Wallace                                  /s/ Walter H. May
-----------------------------                         --------------------------
    David W. Wallace                                      Walter H. May

/s/ David W.C. Putnam                                 /s/ Alan L. Gosule, Esq.
-----------------------------                         --------------------------
    David W.C. Putnam                                     Alan L. Gosule, Esq.

/s/ John R. Smith
-----------------------------
    John R. Smith